                                                                      Exhibit 4

     NUMBER                                                SHARES

                                                      SEE REVERSE FOR
                                                  CUSTOMARY ABBREVIATIONS
                                                     CUSIP 92829K 10 1

                                     VISCORP
                 ORGANIZED UNDER THE LAWS OF THE STATE OF NEVADA

     THIS CERTIFIES THAT           **SAMPLE**

     IS THE OWNER OF

          FULLY PAID AND NONASSESSABLE COMMON STOCK, $0.01 PAR VALUE OF

                                     VISCORP

     TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO ALL THE PROVISIONS OF THE ARTICLES OF INCORPORATION, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREBY ASSENTS.

       THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT.

       IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE ENDORSED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE FACSIMILE SEAL OF THE CORPORATION.

       DATED:


          /s/Mitchell J. Melamed      [SEAL]      /s/Jerome Greenberg
               SECRETARY                               PRESIDENT

     COUNTERSIGNED:
     CORPORATE STOCK TRANSFER, INC.
     370 - 17th Street, Suite 2350, Denver, Colorado 80202

     By:
        -------------------------------------------------
          Transfer Agent and Registrar Authorized Officer

                                     VISCORP
                         CORPORATE STOCK TRANSFER, INC.
                      TRANSFER FEE: $12.00 PER CERTIFICATE


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM --as tenants in common  UNIF GIFT MIN ACT.      Custodian for
                                                         ----------------------
                                                         (Cust.)      (Minor)

     TEN ENT  --as tenants by the entireties      under Uniform Gifts to Minors

     JT TEN  --as joint tenants with right of     Act of
               survivorship and not as tenants           -------------------
               in common                                    (State)

     Additional abbreviations may also be used though not in the above list.

     For value received                hereby sell, assign and transfer unto
                        --------------

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     ---------------------------------------


                     ---------------------------------------
                Please print or type name and address of assignee


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                                                                     Shares
     --------------------------------------------------------------

     of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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     Attorney to transfer the said stock on the books of the within named
     Corporation, with full power of substitution in the premises.

     Dated                     19
          ---------------------   ------

SIGNATURE GUARANTEED:         X
                               ---------------------------------------------
                              X
                               ----------------------------------------------

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.